SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d)
of The Securities and Exchange Act of 1934

DATE OF REPORT:
July 1, 2003
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

                                                              1-9047                                                  04-2870273
                                                (Commission File Number)            (I.R.S. Employer Identification No.)

INDEPENDENT BANK CORP.
288 UNION ST., ROCKLAND, MA
(Address of Principal Executive Offices)

02370
(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

(Zip Code)

781-878-6100
(Registrant’s Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.     Attached as exhibit 99.1 hereto is a copy of a press release regarding benefits awarded to the retiring Chairman of the Board which is incorporated herein by reference. Also, attached herein is the Consulting Agreement with Douglas H. Philipsen, retiring Chairman of the Board.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

DATE: July 1, 2003 BY:/s/ Denis K. Sheahan
DENIS K. SHEAHAN CHIEF FINANCIAL OFFICER AND TREASURER